UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1652
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2023

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)

Optimize AI Smart Sentiment Event-Driven ETF

Ticker Symbol:  OAIE

Annual Report
March 31, 2023

Optimize AI Smart Sentiment Event-Driven ETF

Dear Shareholders:

Optimize Advisors, LLC, a U.S. registered investment adviser, is the adviser to the Optimize AI Smart Sentiment (ticker OAIE) exchange traded fund.

Please see the included chart, which demonstrates OAIE performance during the period along with the Fund’s performance relative to other long-only strategies that either a) utilize artificial intelligence as a method for stock selection, or b) pursue event-driven strategies, or c) seek to identify market sentiment.

The Fund’s objective is to achieve capital appreciation over a full market cycle relative to its peers and the market (i.e., the S&P 500 index). The Fund returned 6.27% for the period, net of fees and dividends. The Fund invests in stocks with identified events within the anticipated holding period, thus individual Fund constituents may experience elevated volatility. Because the Fund adviser seeks to maintain a risk profile for the Fund similar to broad-based equity indices, a variable allocation to cash can offset event variance.

The peak to trough drawdown for the Fund was -15.75% which was lower than the average worst drawdown of -17.2% for listed peers and the -17% peak to trough drawdown experienced by SPY during the same period.

As investment managers and stock pickers we are always seeking to identify ways to improve our investment process. For example, between the Fund’s inception in mid-June 2022 and early August we improved the speed and automation of portions of our investment process, which included a refinement to the cash allocation. These changes help ensure the Fund is fully invested while maintaining our commitment to risk characteristics similar to the broad market as measured by the most recognized large-cap indices. Importantly, the Fund has outperformed SPY total return by 4.14% from that deployment on August 5th through March 31st, 2021.

The Fund’s overweight allocation to the Information Technology Sector in 2022 impacted returns negatively on a relative basis as did exposure to some China-related companies in early 2023. Upon review we have elected to implement a more conservative rebalancing approach towards mitigating both single-name and regional concentration risks going forward. The negative impacts of these holding notwithstanding, overall, we feel confident in our investment approach and the investment process changes on August 5th, 2022, which we feel will benefit the Fund in the long-term.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost and current performance may be lower or higher than the performance

Optimize AI Smart Sentiment Event-Driven ETF

quoted. Performance current to the most recent month-end can be obtained by calling (1-800-617-0004). Short-term performance is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. NAV The dollar value of a single share based on the value of the underlying assets of the Fund minus its liabilities divided by the number of shares outstanding. Calculated at the end of each business day.

A “peak to trough” decline measures the change between a cyclical high point in a time series (the “peak”) and a cyclical low point in a time series (the “trough”). The cyclical high point or “peak” in this time series occurred on August 16, 2022, and the cyclical low point (“trough”) was September 30, 2022.

The period since Fund inception was marked by sharply rising interest rates, tightening fed policy, which initially resulted in relative weakness in higher duration equities (e.g., Technology/Growth and Consumer Discretionary stocks). From inception through December 31st, 2022, Energy was the best performing sector followed by Financials. Technology was essentially flat for the 2nd half of 2022. That situation has reversed very sharply since. Technology was the best performing sector in the 1st quarter of 2023, followed by Communications and Consumer Discretionary. The energy sector and financials lost ground in the first quarter, and the latter has worsened considerably since March 31st.

OAIE is an actively managed ETF that does not track an index. At Fund inception, and as a function of the earnings calendar, OAIE was overweight Consumer Discretionary, and held a relatively high cash balance. As the quarter progressed, the portfolio concentrations shifted first to financials and then to information technology. As of March 31, 2023, OAIE’s top sector allocation is Financials at 26.5% followed closely by Information Technology at 23.8% and Consumer Staples at 20.3%. Sector concentration shifts are expected as the timing of earnings releases are such that many companies within sectors tend to report their quarterly results within the same time frame as their peers. To manage risk, we will tend to maintain relatively high cash-positions to reduce the risk associated with elevated event-variance for both single-constituents as well as sector concentrations within the portfolio. Because, as of March 31st, 2023, our concentration to any single sector is not disproportionate, our cash allocation is 2.4%. We continue to monitor the portfolio holdings and exposure and will actively adapt both sector and single-name allocations and concentration.

Market and economic outlook:

We believe that higher interest rates will eventually slow the rate of inflation, a rate that remains quite elevated. Recent employment and payroll data suggest the labor market remains tight, which has encouraged the Fed to maintain a more hawkish approach to rate policy even as some other events may not. Specifically, the impact of overly loose monetary policy followed by sharply rising rates on bank balance sheets is becoming increasingly clear with significant signs of distress seen in regional banks and some commercial real estate markets. Three of the four largest bank failures in US history occurred this year, and regional bank stocks, as measured by KRE the ETF that tracks the S&P Regional Banks Select Industry Index has declined roughly 35% year to date and is down over 50% from the January 2022 highs. Messaging regarding how policymakers will respond to additional distress at banks has thus far been reactionary and has not yet stemmed pressure on some of those that remain.

While Fed data indicates that both consumer and commercial default rates generally remain low, some cracks are beginning to emerge. Commercial vacancy rates in several cities have risen sharply, and in some cases, such as San Francisco, are at all-time highs with vacancies forecast to continue to increase through year-end. High vacancies have lowered real-estate values quite sharply in some markets, an increase in commercial real-estate loan defaults is likely in our view. Additionally, consumer loan balances, including revolving debt such as credit cards which declined precipitously during the pandemic on slower spending and government transfer payments, has recently surpassed prior highs as higher prices have stretched consumer budgets.

Optimize AI Smart Sentiment Event-Driven ETF

This dynamic presents a material dilemma for the Fed. Pressuring risk assets, including equities, is not necessarily a bad thing from policymakers’ perspectives as they attempt to rein in levels of inflation unseen in decades. However, the combination of higher-borrowing costs, distressed bank balance sheets, and weak(er) commercial real estate markets, stretched consumer budgets and a hawkish monetary policy – warranted or not - threaten to pressure risk assets including equities. Safe-haven inflation hedges such as gold may benefit if the Fed is compelled to pivot early to respond to a banking crisis before inflation gets down to a suitable level. Gold is, as of this writing, only marginally below its all-time highs.

Highlighting the economic challenges, many other commodity prices, more closely tied to economic growth such as lumber and crude oil and related products, have fallen from their peaks even as gold remains very strong. Pricing for asset classes such as housing remains extremely elevated. Home affordability, as measured by median home to income ratios and combined with mortgage rates, is essentially at a post WW2 low. Far worse than during the housing bubble that presaged the GFC. Since January 2020, the median home price has increased ~65%. The average 30-year mortgage rate has increased from 3.25% to ~6.9% today and the median monthly payment has increased ~250%. A 20% down payment on the median home was equivalent to 1.5X of median personal income in January 2020. It is equivalent to ~2.3X today. For the time being home prices have held up remarkably well nationally, despite some regional declines as housing unit growth has not kept pace with population growth even as new home inventories have increased somewhat more recently.

The combination of a) sharply deteriorating standards of living due to inflation and higher rates/borrowing costs; b) a slowing domestic economy; c) the continued war in Ukraine; and d) the debt-ceiling debate in Washington, leads us to anticipate higher than average market volatility.

The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Investing involves risk including possible loss of principal. The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems and there is no guarantee of success. Eventdriven investing requires the Adviser to make predictions about the likelihood than an event or transaction will occur and the impact such event or transaction will have on the value of a security. If the event or transaction fails to occur or it does not have the anticipated effect, losses can result. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its NAV and total returns may fluctuate or fall more than diversified mutual fund. Gains or losses on a single stock may have a greater impact on the Fund Shares are bought and sold at market price not net asset value (NAV) and are not individually redeemed from the Fund.

Optimize AI Smart Sentiment Event-Driven ETF

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of March 31, 2023

Since Inception(1)
Optimize AI Event Driven ETF – NAV	6.29%
Optimize AI Event Driven ETF – Market	6.27%
S&P 500 Index(2)	9.91%

(1)	Commencement date of the Fund was June 15, 2022.
(2)
The S&P 500 Index is widely regarded as the best single gauge of large-cap US equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Optimize AI Smart Sentiment Event-Driven ETF

Expense Example (Unaudited)
March 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	(10/1/2022 to
Institutional Class	(3/31/2023)	(10/1/2022)	(3/31/2023)	3/31/2023)
Actual(2)	1.00%	$1,000.00	$1,185.80	$5.45
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 182/365 to reflect its period inception to March 31, 2023.

(2)	Based on the actual NAV returns for the period ended March 31, 2023 of 18.58%.

Optimize AI Smart Sentiment Event-Driven ETF

Allocation of Portfolio(1) (% of Investments) (Unaudited)
March 31, 2023

Top 10 Equity Holdings(1) (% of Investments) (Unaudited)
March 31, 2023

Constellation Brands, Inc.	6.99%
Taiwan Semiconductor Manufacturing Co Ltd. – ADR	6.95%
Delta Air Lines, Inc.	6.83%
Conagra Brands, Inc.	6.68%
UnitedHealth Group, Inc.	6.47%
BlackRock, Inc.	4.76%
The Charles Schwab Corp.	4.66%
Wells Fargo & Co.	4.65%
JPMorgan Chase & Co.	4.64%
Citigroup, Inc.	4.59%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Optimize AI Smart Sentiment Event-Driven ETF

Schedule of Investments
March 31, 2023
	Shares	Value
COMMON STOCKS – 65.15%
Banks – 19.41%
Citigroup, Inc.	550	$25,790
JPMorgan Chase & Co.	200	26,062
The PNC Financial Services Group, Inc.	200	25,420
Wells Fargo & Co.	700	26,166
		103,438
Beverages – 7.38%
Constellation Brands, Inc.	174	39,305
Capital Markets – 9.94%
BlackRock, Inc.	40	26,765
The Charles Schwab Corp.	500	26,190
		52,955
Food Products – 7.05%
Conagra Brands, Inc.	1,000	37,560
Health Care Providers & Services – 6.83%
UnitedHealth Group, Inc.	77	36,389
Passenger Airlines – 7.21%
Delta Air Lines, Inc.	1,100	38,412
Semiconductors & Semiconductor Equipment – 7.33%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (a)	420	39,068
Total Common Stocks
(Cost $340,101)		347,127

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Schedule of Investments – Continued
March 31, 2023
	Shares	Value
EXCHANGE TRADED FUNDS – 33.80%
SPDR S&P 500 ETF Trust (c)	440	$180,132
Total Exchange Traded Funds
(Cost $175,953)		180,132

SHORT-TERM INVESTMENTS – 6.55%
Money Market Fund – 6.55%
First American Government Obligations Fund, Class X, 4.64% (b)	34,890	34,890
Total Short-Term Investments
(Cost $34,890)		34,890
Total Investments
(Cost $550,944) – 105.50%		562,149
Liabilities in Excess of Other Assets – (5.50)%		(29,290)
Total Net Assets – 100.0%		$532,859

ADR – American Depository Receipt
(a)	Foreign security.
(b)	The rate quoted is the annualized seven-day effective yield as of March 31, 2023.
(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Statement of Assets and Liabilities
March 31, 2023
ASSETS:
Investments, at value (Cost $550,944)	$562,149
Dividends and interest receivable	463
Receivable for investments	292,219
Receivable from Adviser	2,730
Total assets	857,561

LIABILITIES:
Payable for investments	324,702
Total liabilities	324,702

NET ASSETS	$532,859

NET ASSETS CONSIST OF:
Paid-in capital	$502,600
Total distributable earnings	30,259
Total net assets	$532,859

Net assets	$532,859
Shares issued and outstanding(1)	20,000
Net asset value	$26.64

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Statement of Operations
For the Period Ended March 31, 2023(1)
INVESTMENT INCOME:
Dividend income	$3,330
Interest income	1,761
Total investment income	5,091

EXPENSES:
Investment advisory fees (See Note 3)	4,006
Total expenses	4,006
NET INVESTMENT INCOME	1,085

REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	19,302
Net realized gain	19,302
Net change in unrealized appreciation on:
Investments	11,205
Net change in unrealized appreciation	11,205
Net realized and change in unrealized gain on investments	30,507
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,592

(1)	Commencement date of the Fund was June 15, 2022.

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Statement of Changes in Net Assets
For the Period
Inception through
March 31, 2023(1)
OPERATIONS:
Net investment gain	$1,085
Net realized gain on investments	19,302
Change in net unrealized appreciation on investments	11,205
Net increase in net assets resulting from operations	31,592

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings (See Note 4)	(1,333)
Total distributions to shareholders	(1,333)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	502,600

NET INCREASE IN NET ASSETS	532,859

NET ASSETS:
Beginning of period	—
End of period	$532,859

(1)	Commencement date of the Fund was June 15, 2022.
(2)	A summary of capital share transactions is as follows:

	For the Period Inception through March 31, 2023(1)
	Shares	Amount
SHARE TRANSACTIONS:
Issued	20,000	$502,600
Redeemed	—	—
Net increase in shares outstanding	20,000	$502,600

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Financial Highlights
	For the Period
	Inception through
	March 31, 2023(1)
PER SHARE DATA:
Net asset value, beginning of period	$25.13

INVESTMENT OPERATIONS:
Net investment income(2)	0.06
Net realized and unrealized gain on investments	1.52
Total from investment operations	1.58

LESS DISTRIBUTIONS:
From net investment income	(0.07)
Total distributions paid	(0.07)

CAPITAL SHARE TRANSACTIONS:
Transaction fees (see Note 5)	—
Total transaction fees	—
Net Asset Value, end of period	$26.64

Total return, at NAV	6.29	%(3)
Total return, at Market	6.27	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$533

Ratio of expenses to average net assets	1.00	%(4)
Ratio of net investment income to average net assets	0.27	%(4)
Portfolio turnover rate(5)(6)	1,617	%(3)

(1)	The Fund commenced investment operations on June 15, 2022.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Excludes in-kind transactions associated with creations of the Fund.
(6)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements
March 31, 2023
 1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Optimize AI Smart Sentiment Event-Driven ETF (the “Fund”) is an actively-managed, exchange-traded fund (“ETF”) that pursues its investment objective by investing primarily in the equity securities of U.S. listed companies. The Fund will also invest in the securities of other investment companies, including other ETFs and mutual funds, that invest in equity securities. Under normal market conditions, the Fund’s portfolio will be composed of the equity securities of approximately 10 to 40 issuers. The Fund will typically trade portfolio securities before and after corporate events of U.S. listed companies. Types of corporate events may include earnings calls and similar announcements, other corporate events such as product announcements, mergers and acquisitions, regulatory events such as FDA announcements and industry and sector events that may have an impact on the value of the stock.

The Fund commenced operations on June 15, 2022. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund’s investment adviser, Optimize Advisors LLC (the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements – Continued
March 31, 2023

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stock	$347,127	$—	$—	$347,127
Exchange Traded Funds	180,132			180,132
Short-Term Investments	34,890			34,890
Total	$562,149	$—	$—	$562,149

As of the period ended March 31, 2023, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements – Continued
March 31, 2023

 B. Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

C. Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

D. Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

E. Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the Cboe BZX Exchange, Inc. is closed for trading.

F. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, a unified management fee (accrued daily) based upon the average daily net assets of a Fund at the annual rate of 1.00%.

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

 Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements – Continued
March 31, 2023

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. The Advisor has agreed to pay all expenses of the Fund’s Administrator, transfer agent, fund accountant and custodian in accordance with the Investment Advisory Agreement.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the period ended March 31, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements – Continued
March 31, 2023

As of March 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments*	$551,539
Unrealized Appreciation	$11,205
Unrealized Depreciation	(595)
Net unrealized appreciation	10,610
Undistributed ordinary income	19,649
Undistributed long-term capital gains	—
Distributable earnings	19,649
Other accumulated gain/(loss)	—
Total distributable earnings	$30,259

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

Distributions to Shareholders – The Fund intends to pay dividends from net investment income annually and to distribute all net realized gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended March 31, 2023, no such reclassifications were made between distributable earnings and paid-in capital.

The tax character of distributions paid for the period ended March 31, 2023 were as follows:

Ordinary Income	Total Distributions Paid
$1,333	$1,333

5.  SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the Cboe BZX Exchange, Inc. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 20,000 shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offer one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements – Continued
March 31, 2023

purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2023, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
U.S. Government	$—	$—	$—	$—
Other	$7,363,413	$7,150,558	$285,665	$—

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2023, no individuals or entities, for the benefit of their customers, owned more than 25% of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

 8.  RECENT MARKET EVENTS RISK

One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 and subsequent efforts to contain its spread have resulted and may continue to result in, among other things, substantial market volatility and reduced liquidity in financial markets; exchange trading suspensions and closures; higher default rates; travel restrictions and disruptions; significant global disruptions to business operations and supply chains; lower consumer demand for goods and services; significant job losses and increasing unemployment; event and service cancellations and restrictions; significant challenges in healthcare service preparation and delivery; prolonged quarantines; and general concern and uncertainty. The impact of this pandemic and any other public health emergencies (such as any other epidemics or pandemics) that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of the individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Optimize AI Smart Sentiment Event-Driven ETF and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Optimize AI Smart Sentiment Event-Driven ETF (the “Fund”), a series of Series Portfolios Trust, as of March 31, 2023, and the related statements of operations, and changes in net assets, the related notes, and the financial highlights for the period June 15, 2022 (commencement of operations) through March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 30, 2023

Optimize AI Smart Sentiment Event-Driven ETF

Additional Information (Unaudited)
March 31, 2023
TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Independent Trustees of the Trust(1)
Koji Felton	Trustee	Indefinite Term;	Retired	1	Independent
(born 1961)		Since			Trustee, Listed
		September			Funds Trust
		2015.			(58 portfolios)
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired	1	Independent
(born 1956)		Since			Trustee, F/m
		September			Funds Trust
		2015.			(4 portfolios)
(Since May
2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September	Joint Staff Pension
		2015.	Fund (2009 – 2017).
Interested Trustee
Elaine E. Richards(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1968)	Trustee	Since	U.S. Bank Global Fund
		July	Services (since 2007).
2021.
Officers of the Trust
Ryan L. Roell	President and	Indefinite Term;	Vice President,	Not	Not
(born 1973)	Principal	Since	U.S. Bank Global Fund	Applicable	Applicable
	Executive	July	Services (since 2005).
	Officer	2019.

Cullen O. Small	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bank Global	Applicable	Applicable
	Treasurer and	January	Fund Services
	Principal	2019.	(since 2010).
Financial
Officer

Optimize AI Smart Sentiment Event-Driven ETF

Additional Information (Unaudited) – Continued
March 31, 2023
Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bank Global Fund
	Compliance	2019.	Services (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bank Global	Applicable	Applicable
		June	Fund Services
		2019.	(since 2012).

Richard E. Grange	Assistant	Indefinite Term;	Officer, U.S. Bank	Not	Not
(born 1982)	Treasurer	Since	Global Fund	Applicable	Applicable
		October	Services (since 2015).
2022.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of the date of March 31, 2023, the Trust was comprised of 18 portfolios (including the Fund) managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richards, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

Optimize AI Smart Sentiment Event-Driven ETF

Additional Information (Unaudited) – Continued
March 31, 2023
AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-617-0004.

 AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-617-0004. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-800-617-0004, or on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on the exchange at a price about (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund are available, without charge on the Fund’s website at www.smartsentimentetfs.com.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2023, certain dividends paid by the Fund may be reported as qualified dividend income (“QDI”) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 1.68%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended March 31, 2023 was 1.68%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871 (k)(2)(c) was 18.60%.

Optimize AI Smart Sentiment Event-Driven ETF

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Optimize Advisors LLC
112 West 34th Street, 18th Floor
New York, NY 10120

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund's trustees and is available without charge upon request by calling 1-800-617-0004.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal year ended March 31, 2023, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed, audit-related fees, tax fees and other fees by the principal accountant.

FYE 03/31/2023
Audit Fees	$18,000
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 03/31/2023
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser).  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2023
Registrant	$0
Registrant’s Investment Adviser	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Series Portfolios Trust

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date    6/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date    6/7/2023

By (Signature and Title)      /s/Cullen Small
Cullen Small, Treasurer

Date    6/7/2023